Deutsche Asset Management

[graphic omitted]
Mutual Fund
 Semi-Annual Report


                                                               February 28, 2001





                                                         Class A, B and C Shares


Top 50 Asia Fund
Formerly Flag Investors Top 50 Asia

                                              [Deutsche Bank Group logo omitted]

Top 50 Asia Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS


              REPORT HIGHLIGHTS .............................................  3
              LETTER TO SHAREHOLDERS ........................................  4
              PERFORMANCE ...................................................  6

              TOP 50 ASIA FUND
                 Statement of Assets and Liabilities ........................  8
                 Statement of Operations ....................................  9
                 Statements of Changes in Net Assets ........................ 10
                 Financial Highlights ....................................... 11
                 Notes to Financial Statements .............................. 14

              TOP 50 ASIA PORTFOLIO
                 Schedule of Portfolio Investments .......................... 17
                 Statement of Assets and Liabilities ........................ 19
                 Statement of Operations .................................... 20
                 Statements of Changes in Net Assets ........................ 21
                 Financial Highlights ....................................... 22
                 Notes to Financial Statements .............................. 23




                   ----------------------------------------------------
                     The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                   ----------------------------------------------------


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                                        2

Top 50 Asia Fund
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS


o The Fund's Class A Shares produced a total return of -25.82% (excluding sales charges) for the six months ended February 28, 2001, underperforming the MSCI Pacific ex-Japan Index return of -7.73% for the same time period. It should be noted that the MSCI Pacific ex-Japan Index does not reflect the entirety of the Fund's investment universe, since, unlike the Index, the Fund invests in Japanese equities. The Lipper Pacific Region Funds Average returned -23.06% for the semi-annual period.

o The Fund's performance was primarily due to its overweightings in the Information Technology sector, which experienced a worldwide sell-off, and in Japan, which continued to struggle. The Fund's overweighting in the Financials sector was a positive factor. We continued to seek only the most competitive, high quality companies and maintained a focused portfolio of approximately 50 stocks.

o Throughout the semi-annual period, troubles in the Information Technology sector dominated the Asian and Pacific Rim equity markets. Equity markets in the region were also impacted by higher oil prices, rising US bond yields, concerns over restructuring in Korea, political concerns in Taiwan, and ongoing troubles in Japan. On the other hand, Asian financial services and defensive stocks performed well.

o In our outlook for Asia ex-Japan overall, concerns about slowing global economic growth, the global technology cycle, restructuring, commodity prices and the direction of the US economy are likely to continue to weigh on equities for the near term. However, profitability, domestic growth and attractive valuations are all supportive going forward. We are particularly bullish on China, which is experiencing among the highest real GDP growth in the region. As for Japan, we anticipate that its sluggish economy and high debt will continue to adversely impact its equity markets.





--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for the Top 50 Asia Fund (the `Fund'), providing a detailed review of the markets, the portfolio in which the Fund invests (the `Portfolio'), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

FUND PERFORMANCE
For the first half of the fiscal year, the Fund underperformed its benchmark, the MSCIPacific ex-Japan Index. The Fund's Class A Shares produced a return of -25.82% for the six months ended February 28, 2001, as compared to -7.73% for the MSCI Pacific ex-Japan Index. The Fund's Class B and Class C Shares produced semi-annual returns of -26.08% and -26.11% (excluding sales charges), respectively. It should be noted that the MSCI Pacific ex-Japan Index does not reflect the entirety of the Fund's investment universe, since, unlike the Index, the Fund invests in Japanese equities. The Lipper Pacific Region Funds Average returned -23.06% for the semi-annual period.

The Fund's performance was primarily due to its overweightings in the Information Technology sector and in Japan. The Fund's overweighting in the Financials sector was a positive factor. These more defensive and interest-rate sensitive stocks outperformed the market in general, as hopes that a slowdown in the US economy could and then ultimately did lead to a series of interest rate cuts. In fact, performance winners for the Portfolio were largely found among the financial services holdings, including Australia's AXA Asia Pacific Holdings and Australia & New Zealand Banking Group Ltd. and Hong Kong's Cheung Kong Holdings Ltd. Outside of this sector, other top performers for the Fund during the period included Malaysia's O.Y.L. Industries Berhad, India's Dr. Reddy's Laboratories and Australia's Rio Tinto Ltd.

Weaker performers in the Portfolio included semiconductor stocks, such as Taiwan Semiconductor, Taiwan's Advanced Semiconductor and South Korea's Samsung Electronics. These stocks suffered after a few of the big US personal computer-related companies such as Intel Corp. issued profit and/or revenue warnings. Other technology stocks, like Taiwan's Asustek Computer, Hong Kong's Legend Holdings and Korea's LG Electronics, weakened on concerns of the regional impact of a worldwide technology sell-off.

We continued to seek Asia's highest quality companies that we believe are best poised to capitalize on the competitive positioning of their country, that tap Asia's growth potential, and that will lead their respective industries within Asia. For example, during the semi-annual period, we added Japan's Bridgestone Corp., one of the world's largest automobile tire manufacturers, to the Portfolio. Bridgestone has aggressively moved toward overseas production and could benefit from a weaker yen against the US dollar. The stock had dropped significantly since August 2000, after a series of accidents in the US by cars equipped with tires produced by Bridgestone's subsidiary, Firestone. We believe, however, that the market overreacted.

Maintaining a longer-term perspective, the Fund's Class A and Class B shares have outperformed both the MSCI Pacific ex-Japan Index and the Lipper Pacific Region Funds Average since their respective inception dates of October 14, 1997 and May 5, 1998.

INVESTMENT ENVIRONMENT
As a whole, Asia ex-Japan declined 7.73% in US dollar terms and Japan as measured by the MSCI Japan Index declined 23.89% in US dollar terms during the semi-annual period.

THROUGHOUT THE SEMI-ANNUAL PERIOD, TROUBLES IN THE INFORMATION TECHNOLOGY SECTOR DOMINATED THE ASIA EX-JAPAN EQUITY MARKETS. September 2000 was possibly the most difficult month for Asia ex-Japan equities since the summer of 1998, as markets dropped more than 10%. Equity markets were very nervous as a consequence of higher oil prices, rising US bond yields, concerns over restructuring in Korea, political concerns in Taiwan, and most importantly, worries over the technology cycle. Semiconductor stocks around Asia were hit hardest, and disappointment over demand drove technology stocks as a whole lower. On the other hand, Asian financial services and defensive stocks performed well.

HONG KONG'S EQUITY MARKET HAD MIXED RESULTS, WHILE AUSTRALIA AND SINGAPORE PERFORMED COMPARATIVELY WELL. The Hong Kong market was impacted during the period by concerns over a continued residential real estate market slump and pending regulatory changes to mainland China's telecommunications policy. But the market snapped back smartly in December, after the Chinese telecommunications minister confirmed that the new tariff reform policy would not be implemented in the near future. Also boosting Hong Kong's market was positive investor

--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


response to Star Cruises completing the requirements to finance its takeover of Norwegian Cruise Lines.

Australia's equity market was boosted by a recovery in its currency, by anticipation over future interest rate cuts, and by Rupert Murdoch's News Corporation, which posted strong gains after reporting continued global expansion of its satellite television business. Singapore Airlines surprised on the upside and beat market expectations, boosting Singapore's equity market. In spite of higher fuel prices, a higher capacity utilization along with a better business mix resulted in higher margins for Singapore Airlines and therefore in a better yield.

THE JAPANESE EQUITY MARKET WAS DOWN DRAMATICALLY. Japan's Banking sector continued to suffer from its long-standing problems with bad loans. In addition, the Bank of Japan's move to raise interest rates and abolish its long-standing zero interest rate policy appeared to have been done too soon, as economic data indicated another possible recession for the nation. The Japanese yen weakened significantly against the US dollar and the euro. In February, the central bank lowered interest rates twice, but since the moves were anticipated, there was no direct effect on the currency.

As the US and European economies slowed and fears of reduced exports and low domestic consumption grew, the Japanese equity market also was hurt by ongoing uncertainties about near-term technology growth rates and their impact on some of Japan's leading technology stocks, such as Fujitsu and Rohm. Sony, another leading Japanese company, announced weaker than expected earnings during the period, due to slower than anticipated gaming software sales for its new Playstation 2, even though demand certainly seemed high from the US consumer's point of view.

LOOKING AHEAD
In Asia ex-Japan overall, concerns about slowing global economic growth, the global technology cycle, restructuring, commodity prices and the direction of the US economy are likely to continue to weigh on equities for the near term. However, profitability, domestic growth and attractive valuations are all supportive going forward. We are particularly bullish on China, which is experiencing among the highest real GDP growth in the region. Given that China is more insulated from the global economy and more dependent on domestic growth, this macroeconomic picture bodes well for its equity market.

As for Japan, we anticipate that its sluggish economy and high debt will continue to impact its equity markets--especially financial services companies and those companies that depend on domestic consumer demand. A lack of political resolve has led to a `lost decade' for economic growth, which is clearly being felt by consumers refusing to spend. The pace of fiscal and Financials sector reform has stalled and announcements of corporate restructuring efforts have all but ended. The one group of companies that may benefit from a more competitive environment due to the weaker yen is Japanese exporters, such as Sony and Toyota. Longer term, the outlook for Japan is positive, as from current conditions, we believe upside potential seems greater than downside risk.

Among sectors, we intend to lower the Fund's exposure to technology and to maintain a strong focus on interest rate sensitive stocks, such as banks, financial services and properties. These stocks could benefit, in our view, if interest rates are lowered in the US. This is because Hong Kong interest rates are coupled to US rates and interest rates in Singapore very often follow US trends.

We believe the Fund's focused investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to serving your investment needs for many years ahead.

Sincerely,

/S/ Thomas Gerhardt
/S/ Klaus Kaldemorgen
/S/ Klaus Martini

Thomas Gerhardt, Klaus Kaldemorgen and Klaus Martini on behalf of the Portfolio Management Team
February 28, 2001


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                                        5

Top 50 Asia Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON  1

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Top 50 Asia Fund--Class A Shares, MSCI Pacific ex-Japan Index and Lipper Pacific
Region Funds Average Growth of a $10,000 Investment (since October 14, 1997) 4

              Flag Top 50 Asia - A           MSCI Pacific Ex-Japan Index          Lipper Pacific Region Funds Average
10/14/97               $10,000.00                        $10,000.00                              $10,000.00
10/31/97                 9,336.00                         10,000.00                               10,000.00
11/30/97                 8,800.00                          9,684.00                                9,494.87
12/31/97                 8,456.00                          9,709.18                                9,119.61
1/31/98                  8,152.00                          9,109.15                                8,915.95
2/28/98                  9,352.00                         10,510.10                                9,578.63
3/31/98                  9,112.00                         10,386.10                                9,311.65
4/30/98                  8,832.00                          9,660.13                                8,954.09
5/31/98                  7,912.00                          8,576.26                                8,196.82
6/30/98                  7,304.00                          8,059.11                                7,743.04
7/31/98                  7,400.00                          7,782.69                                7,745.98
8/31/98                  6,544.00                          6,730.47                                6,895.69
9/30/98                  6,728.00                          7,344.96                                7,058.64
10/31/98                 8,000.00                          8,763.27                                7,842.88
11/30/98                 8,776.00                          9,170.76                                8,351.05
12/31/98                 9,228.00                          9,064.38                                8,538.06
1/31/99                  9,139.00                          9,126.93                                8,528.09
2/28/99                  8,867.00                          9,032.01                                8,370.51
3/31/99                  9,940.00                          9,745.53                                9,302.92
4/30/99                 11,647.00                         11,354.50                               10,295.90
5/31/99                 11,294.00                         10,548.40                               10,034.60
6/30/99                 13,433.00                         11,417.50                               11,450.60
7/31/99                 14,602.00                         11,311.40                               11,945.50
8/31/99                 15,051.00                         11,051.20                               12,176.20
9/30/99                 14,755.00                         10,846.70                               12,312.30
10/31/99                15,403.00                         11,046.30                               12,801.00
11/30/99                17,967.00                         11,963.20                               14,222.30
12/31/99                20,488.00                         12,923.80                               16,008.90
1/31/00                 19,849.00                         12,006.20                               15,232.80
2/29/00                 21,429.00                         11,967.80                               15,470.00
3/31/00                 21,521.00                         12,070.70                               15,820.30
4/30/00                 19,244.00                         11,572.20                               14,165.30
5/31/00                 17,321.00                         10,496.00                               13,003.60
6/30/00                 18,749.00                         11,720.90                               13,929.90
7/31/00                 16,951.00                         11,663.40                               12,743.60
8/31/00                 17,690.00                         11,803.40                               13,263.60
9/30/00                 15,582.00                         11,025.60                               12,148.90
10/31/00                14,456.00                         10,420.30                               11,149.50
11/30/00                13,706.00                         10,372.00                               10,753.70
12/31/00                13,153.00                         10,912.00                               10,298.20
1/31/01                 14,153.00                         11,267.00                               10,639.00
2/28/01                 13,123.00                         10,891.00                               10,035.80

                                                                       CUMULATIVE                 AVERAGE ANNUAL
                                                                    TOTAL RETURNS                  TOTAL RETURNS
 Periods Ended                          6 Months    1 Year    3 Years      Since   1 Year    3 Years      Since
 February 28, 2001                                                   Inception 4                    Inception 4
------------------------------------------------------------------------------------------------------------------
 Top 50 Asia Fund
  Class A Shares                           (25.82)%   (38.76)%   40.32%    31.23%    (38.76)%  11.96%      8.38%
  Class B Shares                           (26.08)%   (39.22)%      --%    46.40%    (39.22)%     --%     14.47%
  Class C Shares                           (26.11)%       --%       --%   (24.66)%       --%      --%        --%
------------------------------------------------------------------------------------------------------------------
 MSCI Pacific ex-Japan Index2               (7.73)%    (8.99)%    3.63%     8.91%5    (8.99)%   1.20%      2.59%5
------------------------------------------------------------------------------------------------------------------
 Lipper Pacific Region Funds Average3      (23.06)%   (33.46)%    7.57%     0.36%5   (33.46)%   2.01%     (0.26)%5

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The MSCI Pacific ex-Japan Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchanges of approximately five countries in the Pacific region, excluding Japan. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Inception dates:Class AShares October 14, 1997, Class B Shares May 5, 1998, Class C Shares May 31, 2000.
5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning October 31, 1997.



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                                        6

Top 50 Asia Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE


The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.



--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year     3 Years      Since
   February 28, 2001                                               Inception 1
--------------------------------------------------------------------------------
 Class A Shares                                    (42.13)%   9.86%      6.58%
--------------------------------------------------------------------------------
 Class B Shares                                    (42.26)%     --%     13.64%
--------------------------------------------------------------------------------
 Class C Shares                                        --%      --%     25.41%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's applicable sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
1 Inception dates: Class A Shares October 14, 1997, Class B Shares May 5, 1998,
  Class C Shares May 31, 2000.


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                                        7

Top 50 Asia Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)



                                                                                    FEBRUARY 28, 2001
ASSETS
   Investment in Top 50 Asia Portfolio, at value ......................................   $22,546,820
   Receivable from Manager for expense reimbursement, net .............................        23,115
   Receivable for capital shares sold .................................................       107,000
   Receivable from Top 50 Asia Portfolio for withdrawals ..............................       110,204
   Deferred organization costs ........................................................         4,212
                                                                                          -----------
Total assets ..........................................................................    22,791,351
                                                                                          -----------
LIABILITIES
   Payable for capital shares redeemed ................................................       137,010
   Payable to Top 50 Asia Portfolio for contributions .................................       107,000
   Distribution and service fees payable ..............................................         6,372
   Administration fees payable ........................................................         5,869
   Transfer agent fees payable ........................................................         5,068
   Accounting fees payable ............................................................         2,049
   Other accrued expenses .............................................................         7,906
                                                                                          -----------
Total liabilities .....................................................................       271,274
                                                                                          -----------
NET ASSETS ............................................................................   $22,520,077
                                                                                          ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ....................................................................   $25,636,255
   Distributions in excess of net investment income ...................................    (2,948,514)
   Accumulated net realized gain on investment and foreign currency transactions ......     2,673,002
   Net unrealized depreciation on investments and foreign currencies ..................    (2,840,666)
                                                                                          -----------
NET ASSETS ............................................................................   $22,520,077
                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A Shares 1 ...................................................................   $     13.13
                                                                                          ===========
   Class B Shares 2 ...................................................................   $     15.09
                                                                                          ===========
   Class C Shares 3 ...................................................................   $     15.09
                                                                                          ===========

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $20,403,435 and 1,554,527 shares outstanding at February 28, 2001). Maximum offering price per share was $13.89 ($13.13 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front end sales charge.
2 Net asset value and offering price per share (based on net assets of $2,003,590 and 132,797 shares outstanding at February 28, 2001). Redemption value is $14.34 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $113,052 and 7,490 shares outstanding at February 28, 2001). Redemption value is $14.94 following a 1.00% maximum contingent deferred sales charge.


See Notes to Financial Statements.
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                                        8

Top 50 Asia Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                         FOR THE SIX MONTHS ENDED
                                                                                FEBRUARY 28, 2001
INVESTMENT INCOME
INVESTMENT INCOME AND EXPENSES ALLOCATED FROM TOP 50 ASIA PORTFOLIO:
   Dividend income ...............................................................  $    141,889
   Less: foreign withholding taxes ...............................................       (20,923)
                                                                                    ------------
     Net dividend income .........................................................       120,966
   Interest income ...............................................................        50,475
   Expenses ......................................................................      (229,766)
                                                                                    ------------
     Expenses in excess of income allocated from Top 50 Asia Portfolio ...........       (58,325)
                                                                                    ------------
EXPENSES
   Administration fees ...........................................................        37,094
   Transfer agent fees ...........................................................        29,399
   Registration fees .............................................................        28,635
   Printing and shareholder reports ..............................................        19,777
   Accounting fees ...............................................................        10,552
   Professional fees .............................................................         7,404
   Amortization of organization costs ............................................         1,110
   Directors fees ................................................................           495
   Distribution fees
     Class A Shares ..............................................................        30,792
     Class B Shares ..............................................................        10,934
     Class C Shares 1 ............................................................           503
   Services fees
     Class B Shares ..............................................................         3,645
     Class C Shares 1 ............................................................           168
   Other expenses ................................................................           813
                                                                                    ------------
     Total expenses ..............................................................       181,321
   Less: fee waivers or expense reimbursements ...................................      (178,181)
                                                                                    ------------
   Net expenses ..................................................................         3,140
                                                                                    ------------
EXPENSES IN EXCESS OF INCOME .....................................................       (61,465)
                                                                                    ------------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
   TRANSACTIONS Net realized gain (loss) on:
     Investment transactions .....................................................     2,772,743
     Foreign currency transactions ...............................................       (34,324)
   Net change in unrealized appreciation/depreciation on investments and
     foreign currencies ..........................................................   (10,568,087)
                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ...........    (7,829,668)
                                                                                    ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................................  $ (7,891,133)
                                                                                    ============

--------------------------------------------------------------------------------
1 Began operations on May 31, 2000.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX                 FOR THE
                                                                            MONTHS ENDED               YEAR ENDED
                                                                     FEBRUARY 28, 2001 1          AUGUST 31, 2000
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS
   Expenses in excess of income .......................................... $    (61,465)             $   (264,294)
   Net realized gain on investment and
     foreign currency transactions .......................................    2,738,419                 5,079,116
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................................  (10,568,087)                  (20,106)
                                                                           ------------              ------------
   Net increase (decrease) in net assets from operations .................   (7,891,133)                4,794,716
                                                                           ------------              ------------
 DISTRIBUTIONS TO SHAREHOLDERS Distributions from net investment income:
      Class A Shares .....................................................   (2,179,883)                 (348,693)
      Class B Shares .....................................................     (185,135)                  (51,370)
      Class C Shares 2 ...................................................      (10,278)                       --
   Distributions from net realized gains:
      Class A Shares .....................................................   (1,909,198)               (1,052,806)
      Class B Shares .....................................................     (192,074)                 (197,139)
      Class C Shares 2 ...................................................       (8,103)                       --
                                                                           ------------              ------------
   Total distributions ...................................................   (4,484,671)               (1,650,008)
                                                                           ------------              ------------
 CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .....................................   47,864,484                42,718,418
   Net dividend reinvestments ............................................    3,385,708                 1,554,094
   Net cost of shares redeemed ...........................................  (51,465,599)              (39,927,255)
                                                                           ------------              ------------
   Net increase (decrease) in net assets from
     capital share transactions ..........................................     (215,407)                4,345,257
                                                                           ------------              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................  (12,591,211)                7,489,965
 NET ASSETS
   Beginning of period ...................................................   35,111,288                27,621,323
                                                                           ------------              ------------
   End of period (includes distributions in excess of income
     of $(2,948,514) and $(511,753), respectively) ....................... $ 22,520,077              $ 35,111,288
                                                                           ============              ============

--------------------------------------------------------------------------------
1 Unaudited.
2 Began operations on May 31, 2000.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 Asia Fund.


 CLASS A SHARES                                                                                   FOR THE PERIOD
                                               FOR THE SIX                                    OCTOBER 14, 1997 2
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ............................  $ 21.06         $ 18.79           $  8.18               $12.50
                                                     -------         -------           -------               ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ............................    (0.03)3         (0.10)            (0.10)                0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ...........    (5.26)           3.46             10.72                (4.33)
                                                     -------         -------           -------               ------
Total from investment operations ..................    (5.29)           3.36             10.62                (4.32)
                                                     -------         -------           -------               ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................    (1.33)          (0.26)            (0.01)                  --
   Net realized gains .............................    (1.31)          (0.83)               --                   --
                                                     -------         -------           -------               ------
Total distributions ...............................    (2.64)          (1.09)            (0.01)                  --
                                                     -------         -------           -------               ------
NET ASSET VALUE, END OF PERIOD ....................   $13.13         $ 21.06           $ 18.79               $ 8.18
                                                     =======         =======           =======               ======
TOTAL INVESTMENT RETURN 4 ..........................  (25.82)%         17.54%           130.00%              (34.56)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......  $20,403         $30,120           $23,954                  $41
   Ratios to average net assets:
      Net investment (expenses in
         excess of) income ........................    (0.37)%5        (0.58)%           (0.34)%               0.15%5
     Expenses after waivers, including
        expenses of the Top 50
        Asia Portfolio ............................     1.60%5          1.60%             1.60%                1.60%5
     Expenses before waivers, including
        expenses of the Top 50
        Asia Portfolio ............................     2.94%5          2.28%             3.50%              247.05%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 Asia Fund.



 CLASS B SHARES                                                                                   FOR THE PERIOD
                                               FOR THE SIX                                         MAY 5, 1998 2
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .............................  $23.78          $21.21            $ 9.28               $12.50
                                                      ------          ------            ------               ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ....................   (0.10)3         (0.45)            (0.12)               (0.02)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ............   (5.95)           4.05             12.06                (3.20)
                                                      ------          ------            ------               ------
   Total from investment operations ................   (6.05)           3.60             11.94                (3.22)
                                                      ------          ------            ------               ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................   (1.33)          (0.20)            (0.01)                  --
   Net realized gains ..............................   (1.31)          (0.83)               --                   --
                                                      ------          ------            ------               ------
Total distributions ................................   (2.64)          (1.03)            (0.01)                  --
                                                      ------          ------            ------               ------
NET ASSET VALUE, END OF PERIOD .....................  $15.09          $23.78            $21.21               $ 9.28
                                                      ======          ======            ======               ======
TOTAL INVESTMENT RETURN 4 ..........................  (26.08)%         16.68%           128.65%              (25.76)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........  $2,004          $4,867            $3,667               $   50
                                                      ------          ------            ------               ------
   Ratios to average net assets:
      Expenses in excess of income .................   (1.07)%5        (1.31)%           (1.32)%              (0.51)%5
      Expenses after waivers, including
         expenses of the Top 50
         Asia Portfolio ............................    2.35%5          2.35%             2.35%                2.35%5
      Expenses before waivers, including
         expenses of the Top 50
         Asia Portfolio ............................    3.69%5          3.02%             3.75%              247.80%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 Asia Fund.

 CLASS C SHARES                                                                                   FOR THE PERIOD
                                                                          FOR THE SIX             MAY 31, 2000 2
                                                                         MONTHS ENDED                    THROUGH
                                                                  FEBRUARY 28, 2001 1            AUGUST 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......................................... $23.79                     $23.33
                                                                               ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..............................................  (0.10)3                    (0.02)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ..................................................  (5.96)                      0.48
                                                                               ------                     ------
Total from investment operations .............................................  (6.06)                      0.46
                                                                               ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................................  (1.33)                        --
   Net realized gains ........................................................  (1.31)                        --
                                                                               ------                     ------
Total distributions ..........................................................  (2.64)                        --
                                                                               ------                     ------
NET ASSET VALUE, END OF PERIOD ............................................... $15.09                     $23.79
                                                                               ======                     ======
 TOTAL INVESTMENT RETURN 4 ................................................... (26.11)%                     1.97%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..................................   $113                       $124
   Ratios to average net assets:
      Expenses in excess of income ...........................................  (1.16)%5                   (0.99)%5
      Expenses after waivers, including
         expenses of the Top 50 Asia Portfolio ................................  2.35%5                     2.35%5
      Expenses before waivers, including
         expenses of the Top 50 Asia Portfolio ................................  3.81%5                     3.54%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 2000. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANTACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Funds, Inc. (the `Company') (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of six separate investment series (the `Funds'). The accompanying financial statements and notes relate to the Top 50 Asia Fund (the `Fund').

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 Asia Portfolio (formerly the Deutsche Top 50 Asia Portfolio, the `Portfolio'), which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was approximately 66% on February 28, 2001. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

The Fund offers three classes of shares to investors, Class A, Class B and Class C shares. Each Class of shares is subject to a Distribution fee, and Class B and Class C Shares are also subject to a Service fee.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Fund were paid by Deutsche Funds Management, Inc. (`DFM') and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.




--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


G. OTHER
The Company accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to the fund, while expenses that are attributable to the Company are allocated among the funds in the Company. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on its relative net asset value.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assisted in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually

Investors Bank and Trust (Canada) (`IBT') provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly.

ICC Distributors, Inc. (`ICCD'), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee.

By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM (the Advisor to the Portfolio), DFM has agreed to waive its fees and reimburse expenses to the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.60% of the average daily net assets of Class A Shares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares through January 1, 2002.

Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 3--CONCENTRATION OF OWNERSHIP
From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

On February 28, 2001, the shareholders that held 5% or more of the outstanding shares were as follows:

                                            Approximate
                               Number of  Percentage of
                             Shareholder    Outstanding
                                Accounts         Shares
                            ------------- --------------
Bankers Trust Co.                       1        59.58%
Fidelity Investments Institutional
   Operations Co., Inc.                 1        10.82%
Merrill Lynch Pierce Fenner & Smith     3        12.95%




--------------------------------------------------------------------------------

Top 50 Asia Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital shares. Transactions in capital shares were as follows for the following periods:

                                                  Class A Shares
    ------------------------------------------------------------
        For the Six Months Ended     For the Year Ended
              February 28, 2001 1       August 31, 2000
    -----------------------------  -----------------------------
               Shares      Amount    Shares       Amount
          ----------- ------------- ---------- ------------
Sold       3,004,403  $ 47,316,045   1,756,153 $ 37,328,484
Reinvested   222,867     3,223,402      59,436    1,342,742
Redeemed  (3,103,086)  (49,360,987) (1,659,805) (35,242,279)
          ----------   -----------  ---------- ------------
Net increase 124,184  $  1,178,460     155,784 $  3,428,947
          ==========  ============  ========== ============

                                                  Class B Shares
    ------------------------------------------------------------
        For the Six Months Ended     For the Year Ended
             February 28, 2001 1        August 31, 2000
        --------------------------   ------------------------
               Shares      Amount   Shares       Amount
          ----------- ------------- ---------- ------------
Sold          12,462  $   206,995   213,209 $ 5,268,898
Reinvested     8,783      146,336     8,295     211,352
Redeemed     (93,084)  (1,778,213) (189,747) (4,684,976)
             -------  -----------  -------- -----------
Net increase
  (decrease) (71,839) $(1,424,882)   31,757 $   795,274
             =======  ===========  ======== ===========

                                                Class C Shares 2
    ------------------------------------------------------------
        For the Six Months Ended     For the Year Ended
              February 28, 20011        August 31, 2000
        --------------------------   ------------------------
               Shares      Amount   Shares       Amount
          ----------- ------------- ---------- ------------
Sold          22,222    $ 341,444     5,210    $121,036
Reinvested       963       15,970        --          --
Redeemed     (20,905)    (326,399)       --          --
             -------    ---------     -----    --------
Net increase   2,280    $  31,015     5,210    $121,036
             =======    =========     =====    ========
--------------------------------------------------------------------------------
1 Unaudited.
2 Began operations on May 31, 2000.

NOTE 5--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
See Notes to the Financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

NOTE 6--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, the Company filed documents with the State of Maryland to change the Company's name to Deutsche Investors Funds, Inc. and to remove the name `Flag Investors' from the name of the Fund. Each of these changes became effective March 15, 2001. Additionally, in April 2001 documents are expected to be filed on behalf of the Portfolios Trust to remove the name `Flag Investors' from its name.




--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)



     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS--96.22%
              AUSTRALIA--8.54%
     56,662   Australia & New Zealand Banking
               Group Ltd. ................. $  459,975
    400,000   AXA Asia Pacific Holdings ...    573,867
     58,337   Broken Hill Proprietary Co.,
              Ltd. ........................    644,390
     90,116   News Corporation Ltd. (The) .    844,097
     10,000   Rio Tinto Ltd. ..............    173,797
     30,000   Woodside Petroleum Ltd. .....    220,238
                                            ----------
                                             2,916,364
                                            ----------
              CHINA--2.72%
  5,000,000   Petrochina Co. Ltd. .........    929,499
                                            ----------
              HONG KONG--15.16%
    400,000   Cathay Pacific Airways ......    597,444
     70,000   Cheung Kong Holdings Ltd. ...    848,088
    340,000   China Telecom Ltd.2 .........  1,861,306
     78,200   HSBC Holdings Plc ...........  1,052,706
  1,000,000   Legend Holdings Ltd. ........    820,523
                                            ----------
                                             5,180,067
                                            ----------
              INDIA--5.69%
     25,000   Dr. Reddy's Laboratories--GDR    716,000
     30,000   I.T.C. Ltd.--GDR ............    492,000
      8,000   Infosys Techologies--ADR ....    736,000
                                            ----------
                                             1,944,000
                                            ----------
              JAPAN--28.21%
     80,000   Bridgestone Corp. ...........    734,471
     29,000   Canon, Inc. .................    945,222
     46,000   Fujitsu Ltd. ................    630,734
      6,000   Murata Manufacturing Co.,
              Ltd. ........................    498,123
        119   Nippon Telegraph & Telephone
              Corp. .......................    779,795
     15,000   Nomura Securities Co., Ltd. .    295,009
         36   NTT Docomo, Inc. ............    623,549
      3,000   Rohm Co., Ltd. ..............    486,348
     23,000   Sony Corp. ..................  1,658,276
     14,000   Takeda Chemical Industries ..    662,969
     12,000   Tokyo Electron Ltd. .........    805,802
     22,000   Toyota Motor Corp. ..........    765,870
     20,000   Yamanouchi Pharmaceutical Co.,
              Ltd. ........................    749,147
                                            ----------
                                             9,635,315
                                            ----------
              MALAYSIA--3.65%
    149,000   Malaysian Oxygen Berhad .....    392,105
    620,000   Nylex (Malaysia) Berhad .....    226,789
    188,200   O.Y.L. Industries Berhad ....    628,984
                                            ----------
                                             1,247,878
                                            ----------
              PHILIPPINES--0.22%
     58,000   Benpres Holdings Corp.2 .....     74,451
                                            ----------
              SINGAPORE--14.12%
    500,000   Capitaland Ltd.2 ............    762,527
    150,000   City Developments ...........    653,595
     90,000   DBS Group Holdings Ltd. .....  1,016,512
    180,000   GP Batteries International
              Ltd. ........................    196,078
    220,350   Overseas Union Bank Ltd. ....  1,035,931
     60,000   Singapore Airlines Ltd. .....    509,116
  1,000,000   Star Cruises Ltd.2 ..........    650,000
                                            ----------
                                             4,823,759
                                            ----------
              SOUTH KOREA--5.94%
     11,500   Korea Electric Power Corp. ..    235,667
     21,908   LG Electronics ..............    248,061
      5,000   Pohang Iron & Steel Co., Ltd.    402,679
      7,655   Samsung Electronics .........  1,141,444
                                            ----------
                                             2,027,851
                                            ----------



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)




     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
              TAIWAN--9.14%
     57,500   Acer Incorporated--GDR ...... $   171,638
     49,145   Advanced Semiconducter--ADR .     233,439
        148   Asustek Computer--GDR--144A1          666
    210,869   Asustek Computer, Inc.--GDR .     948,911
     50,000   Hon Hai Precision--GDR ......     762,500
      4,276   President Enterprise--GDR ...      26,436
     51,985   Taiwan Semiconductor--ADR ...     978,878
                                            -----------
                                              3,122,468
                                            -----------
              UNITED KINGDOM--2.83%
     66,059   Standard Chartered Plc ......     967,329
                                            -----------
TOTAL COMMON STOCKS
   (Cost $28,780,746) .....................  32,868,981
                                            -----------
TOTAL INVESTMENTS
   (Cost $28,780,746) ............  96.22%  $32,868,981
                                            -----------
OTHER ASSETS IN EXCESS OF
LIABILITIES ......................   3.78     1,292,388
                                   ------   -----------
NET ASSETS ....................... 100.00%  $34,161,369
                                   ======   ===========


--------------------------------------------------------------------------------
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 0.00% of net assets at period end.
2  Non-income producing securities.
ADR--American Depository Receipt
GDR--Global Depositary Receipt

------------------------------------------------------------------------------
 SECTOR ALLOCATION
 By Sectors as of February 28, 2001
 (percentages are based on market value of total investments in the Portfolio)
------------------------------------------------------------------------------

   Information Technology ...................... 27.81%
   Financials .................................. 23.34
   Consumer Discretionary ...................... 15.05
   Telecommunication Services ..................  9.94
   Industrials .................................  6.57
   Health Care .................................  6.35
   Materials ...................................  4.91
   Energy ......................................  3.50
   Consumer Staples ............................  1.74
   Utilities ...................................  0.72
   Other .......................................  0.07
                                                ------
                                                100.00%
                                                ======
------------------------------------------------------------------------------



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                             FEBRUARY 28, 2001
ASSETS
   Investments, at value (cost of $28,780,746) ..................... $32,868,981
   Receivable for investments sold .................................     763,879
   Receivable for shares of beneficial interest subscribed .........     108,490
   Unrealized appreciation on forward foreign currency contracts ...     739,408
   Dividend receivable .............................................      24,602
   Interest receivable .............................................       1,622
   Deferred organization costs .....................................      21,858
                                                                     -----------
Total assets .......................................................  34,528,840
                                                                     -----------
LIABILITIES
   Investment management fees payable ..............................      29,304
   Payable for shares of beneficial interest redeemed ..............     156,647
   Organization costs payable ......................................      22,779
   Custody and accounting fees payable .............................     127,500
   Administrative agent fees payable ...............................       8,744
   Other accrued expenses ..........................................      22,497
                                                                     -----------
Total liabilities ..................................................     367,471
                                                                     -----------
NET ASSETS ......................................................... $34,161,369
                                                                     ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ................................................. $29,334,687
   Net unrealized appreciation on investments and foreign
   currencies ......................................................   4,826,682
                                                                     -----------
NET ASSETS ......................................................... $34,161,369
                                                                     ===========




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)



                                                        FOR THE SIX MONTHS ENDED
                                                               FEBRUARY 28, 2001

INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $35,307) ........  $    223,677
   Interest income ..............................................        85,526
                                                                   ------------
 Total investment income ........................................       309,203
                                                                   ------------
EXPENSES
   Investment management fees ...................................       243,474
   Custody and accounting fees ..................................        62,734
   Operations agent fees ........................................        54,606
   Professional fees ............................................        17,661
   Interest expense .............................................         8,104
   Amortization of organization expense .........................         6,019
   Directors fees ...............................................         1,272
   Other expenses ...............................................         6,224
                                                                   ------------
 Total expenses .................................................       400,094
                                                                   ------------
EXPENSES IN EXCESS OF INCOME ....................................       (90,891)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
 CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investment transactions ....................................     4,892,918
     Foreign currency transactions ..............................       (61,585)
   Net change in unrealized appreciation/depreciation on
   investments and foreign currencies ...........................   (20,531,404)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES ......................................................   (15,700,071)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................  $(15,790,962)
                                                                   ============




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
STATEMENTS OFCHANGES IN NET ASSETS

                                                                   FOR THE SIX                 FOR THE
                                                                  MONTHS ENDED              YEAR ENDED
                                                           FEBRUARY 28, 2001 1         AUGUST 31, 2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ................................ $    (90,891)           $   (293,189)
   Net realized gain on investment and foreign
     currency transactions .....................................    4,831,333              11,152,578
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ........................  (20,531,404)                173,475
                                                                 ------------            ------------
Net increase (decrease) in net assets from operations ..........  (15,790,962)             11,032,864
                                                                 ------------            ------------
CAPITAL TRANSACTIONS
   Proceeds from capital invested ..............................   50,156,619              63,431,276
   Value of capital withdrawn ..................................  (77,342,245)            (67,458,206)
                                                                 ------------            ------------
Net decrease in net assets from capital transactions ...........  (27,185,626)             (4,026,930)
                                                                 ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................  (42,976,588)              7,005,934
NET ASSETS
   Beginning of period .........................................   77,137,957              70,132,023
                                                                 ------------            ------------
   End of period ............................................... $ 34,161,369            $ 77,137,957
                                                                 ============            ============

--------------------------------------------------------------------------------
1 Unaudited.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for each period indicated for Top 50 Asia Portfolio.

                                                                                                  FOR THE PERIOD
                                                  FOR THE SIX                                 OCTOBER 14, 1997 2
                                                 MONTHS ENDED                 FOR THE YEARS              THROUGH
                                                 FEBRUARY 28,               ENDED AUGUST 31,          AUGUST 31,
                                                       2001 1             2000          1999                1998
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...............................  $34,161          $77,138       $70,132           $17,948
   Ratios to average net assets:
     Expenses in excess of income .................    (0.37)%3         (0.35)%       (0.50)%           (0.15)%3
     Expenses after interest expense 4 .............    1.64%3           1.37%         1.81%             2.19%3
     Expenses before interest expense .............     1.61%3           1.36%         1.80%             2.19%3
   Portfolio turnover rate ........................       32%              48%           51%               54%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 For the period ended August 31, 1998, interest expense rounded to less than 0.01%.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANTACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Portfolios Trust (`Portfolios Trust') (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolios Trust is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of seven separate investment series (the `Portfolios'), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Top 50 Asia Portfolio (the `Portfolio').

The investment manager (the `Advisor') of the Portfolio is Deutsche Fund Management, Inc. (`DFM') an indirect subsidiary of Deutsche Bank AG. The investment objective of the Portfolio is high capital appreciation, and as a secondary objective, reasonable dividend income. The Portfolio began operations on October 14, 1997.

The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

B. VALUATION OF SECURITIES
Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

Securities for which market quotations are not readily available or may be unreliable are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolios Trust. At February 28, 2001, there were no fair valued securities.

C. CASH
Deposits held at Investors Bank and Trust Company (`IBT'), the Portfolio's custodian, in a variable rate account are classified as cash. At February 28, 2001 the interest rate was 4.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

D. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified in the Statement of Operations.




--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is treated as a partnership under the US Internal Revenue Code (the `Code'). Accordingly, it is expected that the Portfolio will not be subject to US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the Portfolio.

I. EXPENSES
Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolios Trust are allocated among the portfolios based on relative net asset value.

J. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Portfolios Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

K. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios Trust has entered into an Investment Management Agreement (the `Management Agreement') with DFM (the `Advisor'). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH (`DWS') as investment sub-advisor (the `Sub-Advisor') to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 1.00% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Sub-Advisor may waive a portion of the fees it receives from the Advisor. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.





--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the Portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the average daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually.

On September 1, 2000, the Portfolios Trust entered into an agreement with ICCC. Pursuant to that agreement, ICCC provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

Investors Bank and Trust Company (Canada) Ltd. (`IBT (Canada)') provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

For the six months ended February 28, 2001, affiliates of Deutsche Bank AG received $433 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended February 28, 2001, were $14,954,242 and $41,972,884, respectively.

For Federal income tax purposes, the tax basis of investments held at February 28, 2001, was $28,780,746. The aggregate gross unrealized appreciation for all investments at February 28, 2001, was $8,661,594 and the aggregate gross unrealized depreciation for all investments was $4,573,359.

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolios Trust has established a revolving line of credit with IBT. Borrowing under the line of credit may not exceed the lesser of $15,000,000 or 33% of the assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 28, 2001, the Portfolio periodically utilized the line of credit and incurred interest expense as disclosed in the Statement of Operations. The weighted average interest rate paid by the Portfolio was 6.69% and the maximum and average amounts of the loans outstanding during the borrowing period were $7,030,481 and $1,816,549, respectively. At February 28, 2001, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio during the year were $854.




--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS
On February 28, 2001 the Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                    Net Unrealized
                                                                                                     Appreciation/
                                                                                       Contract       Depreciation
Contracts to Deliver                  In Exchange For      Settlement Date          Value (US$)              (US$)
-------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Japanese Yen    1,100,000,000    US Dollar    $10,143,858       3/1/01              $9,386,974           $ 756,884
Japanese Yen    1,000,000,000    US Dollar      8,683,571       4/12/01              8,582,905             100,666
Japanese Yen      850,000,000    US Dollar      7,365,684       4/12/01              7,295,469              70,215
-------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales           $ 927,765
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
Japanese Yen      250,000,000    US Dollar    $ 2,156,102       3/1/01              $2,133,403           $ (22,699)
Japanese Yen      850,000,000    US Dollar      7,325,755       3/1/01               7,253,571             (72,184)
Japanese Yen    1,000,000,000    US Dollar      8,676,037       4/12/01              8,582,906             (93,131)
-------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases           $(188,014)
-------------------------------------------------------------------------------------------------------------------
                                                                   Total Unrealized Appreciation         $ 739,751
-------------------------------------------------------------------------------------------------------------------


NOTE 6--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statement of Assets and Liabilities.

Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off- balance sheet items and items recorded on the Portfolio's Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolio enters into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

NOTE 7--RISKS OF INVESTING IN FOREIGN SECURITIES
The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 8--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, in April 2001 Portfolios Trust expects to file documents with the State of New York to change its name to Deutsche Portfolios Trust.

Additionally, on March 27, 2001, the Board of Trustees of the Portfolio approved ICCC as the new investment manager for the Portfolio. Shareholders of the Portfolio had previously provided approval for this change. ICCC will replace DFM effective May 7, 2001. ICCC will provide the same services that DFM provided to the Portfolio, and will be entitled to receive the same compensation that DFM received.





--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                 DEUTSCHE ASSET MANAGEMENT CLIENT SERVICE CENTER
                                 P.O. BOX 219210
                                 KANSAS CITY, MO 64121-9210
or call our toll-free number:    1-800-553-8080

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.




Top 50 Asia Fund
Class A Shares                                               CUSIP #33832F820
Class B Shares                                               CUSIP #33832F812
Class C Shares                                               CUSIP #33832F739
                                                             TOP50ASA (4/01)

Distributed by:
ICC Distributors, Inc.